                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) October 10, 2000
                         ------------------------------


                            SEAGATE TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       001-11403             94-2612933
 ----------------------------          -------------      -------------------
 (State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)                 File Number)      Identification No.)


                                 920 Disc Drive
                        Scotts Valley, California 95066
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (831) 438-6550

                          -----------------------------

Item 5: Other Events

        On October 10, 2000, Seagate Technology, Inc. issued a press release summarizing its financial results for the fiscal quarter ended September 30, 2000. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7: Financial Statements and Exhibits.

        (c)     Exhibits

        99.1    Press Release dated October 10, 2000.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 18, 2000

                             SEAGATE TECHNOLOGY, INC.



                             By:    /s/ William L. Hudson
                                 -----------------------------------------------
                                    William L. Hudson
                                    Senior Vice President
                                    General Counsel & Secretary